UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 4, 2010

K-V Pharmaceutical Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-9601	43-0618919
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Corporate Woods Drive
Bridgeton, MO	63044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 645-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
As previously disclosed in the Current Report on Form 8-K filed by K-V Pharmaceutical (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on December 15, 2009, the Company received on December 10, 2009 a written notice (the “Notice”) executed by a stockholder of the Company, requesting that the Board of Directors of the Company (the “Board”) fix a record date for stockholder action by written consent relating to the Director Changes (as defined below). Pursuant to the Company’s By-Laws and in response to the Notice, on December 15, 2009, the Board set a record date as of the close of business on December 18, 2009 to determine the Company’s stockholders eligible to consent in writing to the Director Changes.
The Director changes consist of (1) the removal of Ronald J. Kanterman, or any successor to Mr. Kanterman, from the Board and (2) the appointment of John Sampson as a director of the Company to fill the vacancy created by the removal of Mr. Kanterman (or any successor to Mr. Kanterman, if applicable), to hold such office until the next annual meeting of stockholders and until Mr. Sampson’s successor has been duly elected and qualified (collectively, the “Director Changes”). As previously disclosed on the Company’s Current Report on Form 8-K filed with the SEC on December 15, 2009, Mr. Kanterman resigned as a member of the Board of Directors on December 11, 2009.
On December 22, 2009, the Company received an action by written consent of stockholders (the “Written Consent”) relating to the Director Changes. A copy of the Written Consent, including the proposed Director Changes, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company had retained IVS Associates, Inc. in connection with the receipt of the Written Consent to serve as inspector of elections to tally the votes represented by the Written Consent. On January 4, 2010, the inspector of elections certified that the votes represented by the Written Consent are sufficient to approve the matters set forth in the Written Consent.
The Company intends to file with the SEC a Schedule 14C Information Statement regarding the Director Changes. After the SEC review period has been satisfied, the Company will distribute to the Company’s stockholders such Schedule 14C Information Statement to notify them of the Director Changes in accordance with the rules and regulations of the SEC. Pursuant to the rules and regulations of the SEC, the Schedule 14C Information Statement must be sent to stockholders at least 20 calendar days prior to the earliest date on which the proposed corporate action may be taken.
A copy of the press release issued by the Company on January 7, 2010 in connection with the certification by the inspector of elections is attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Action by Written Consent of Stockholders received on December 22, 2009*
99.2	Press Release, dated January 7, 2010*

*	Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-V Pharmaceutical Company

By:	/s/ David A. Van Vliet
David A. Van Vliet
Interim President and Interim Chief Executive Officer
Date: January 7, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Action by Written Consent of Stockholders received on December 22, 2009*
99.2	Press Release, dated January 7, 2010*

*	Filed herewith